UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-21552

                                                 J.P. Morgan Access Multi-Strategy Fund, L.L.C.

(Exact name of registrant as specified in charter)

383 Madison Avenue

                New York, NY 10179

(Address of principal executive offices) (Zip code)

Abby L. Ingber, Esq.

J.P. Morgan Private Investments Inc.

4 New York Plaza

                New York, NY 10004

(Name and address of agent for service)

Copy to:

Jon Rand, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2022

(Unaudited)

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the Securities and Exchange Commission (“SEC”), may not be copied, faxed or otherwise distributed to the general public.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Statements

For the six months ended September 30, 2022

(Unaudited)

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s interests, when redeemed, may be worth more or less than original cost.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Market Overview (Unaudited)

As of September 30, 2022

Volatility persisted across both Developed and Emerging Markets during the period of April 1, 2022 to September 30, 2022. The MSCI USA Index, MSCI World ex-USA Index and the MSCI Emerging Markets Index fell 20.7%, 22.5% and 21.7% respectively.

Global Bond and cash markets broadly outperformed equities. The Bloomberg U.S. 1-3 Months Treasury Bills Index returned 0.6%, the Bloomberg Global Aggregate Total Return Hedged USD Index had a negative return of 7.5%, while the MSCI World Index had a negative return of 21.4% during the period of April 1, 2022 to September 30, 2022.

In order to slow down high inflation, the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) has raised interest rates by 3% so far in 2022 and the Fed may continue to do so until inflation falls from elevated levels. Economic growth has started to slow on the back of the significant tightening of financial conditions, which has historically increased the odds of a recession. The market is now pricing in a federal funds rate of over 4% by the end of 2022, which is a sign investors believe the Fed may continue tightening economic policy to curb inflation.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited)

Period of April 1, 2022 through September 30, 2022

Reporting Period Return

J.P. Morgan Access Multi-Strategy Fund, L.L.C.	(3.44%)	*

Hedge Fund Research, Inc. (HFRI) Fund of Funds Diversified Index	(2.93%)

Members’ Capital as of 9/30/2022 (In Thousands)	$227,841

INVESTMENT OBJECTIVES AND STRATEGY **

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) is an actively managed registered fund of hedge funds with a target portfolio of 20-25 single strategy and diversified hedge funds. The Fund seeks to fully complement an existing traditional stock and bond portfolio with a focus on generating consistent capital appreciation over the long-term, with relatively low volatility and a low correlation with traditional equity and fixed income markets.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s assets primarily among professionally selected investment funds (commonly referred to as hedge funds) (“Investment Funds”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. Investment Funds generally pursue “absolute return” in that they seek to achieve positive returns, by, for example, taking long and short positions and by engaging in various hedging strategies, regardless of the performance of the traditional equity and fixed income markets. The Fund is commonly referred to as a “fund of hedge funds.” There can be no assurance that the Fund will achieve its investment objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of April 1, 2022 through September 30, 2022 (the “reporting period”), the Fund posted a negative return on an absolute basis, and underperformed relative to the HFRI Fund of Funds Diversified Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Relative Value and Global Macro strategies comprised approximately 58% of the Fund’s strategy exposure at the end of the reporting period, and were the Fund’s largest strategy overweights relative to the broader hedge fund industry, as measured by the Hedge Fund Research (“HFR”) Industry Report. During the reporting period, Relative Value contributed positively to the Fund’s performance on an absolute and relative basis, with exposures to Quantitative Multi-Strategy and Equity Market Neutral profiting as heightened volatility helped technical and fundamental equity models. Similarly, Global Macro was positive on an absolute and relative basis, as continued trends across interest rates, currencies, bonds, and commodities helped drive discretionary macro and trend-follower performance.

* The return shown is based on the Members’ Capital calculated for Member transactions. Certain adjustments were made to the Members’ Capital of the Fund at September 30, 2022 for financial reporting purposes, and as a result, the Members’ Capital for Member transactions and the total return based on that Members’ Capital may differ from the adjusted Members’ Capital and the total return for financial reporting.

** The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

Event Driven and Equity Long/Short strategies comprised approximately 40% of the Fund’s exposure at the end of the reporting period, and were the Fund’s largest sector underweights relative to the hedge fund industry. Both strategies detracted from the Fund’s performance on an absolute basis but Equity Long/Short modestly outperformed the benchmark on a relative basis. Losses across Equity Long/Short was primarily driven by the Fund’s more directionally oriented equity managers which suffered as equity markets declined globally. Event Driven performance was also affected by the sell-off in risk assets, with both high yield credit and equity special situations generating negative returns.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to four main hedge fund strategies with exposures to 28 managers that encompass multiple sub-strategies within those main strategies.

The percentages on this graph are based on Total Investments. The percentages on the Schedule of Investments differ as they are based on the Members’ Capital.

Management agreements of the general partners/managers of the investment funds (excluding registered investment companies) provide for compensation to such general partners/managers in the form of management fees ranging from 0.0208% to 3% annually of Members’ Capital and incentives of 0% to 35% of net profits earned.

With global economic conditions continuing to worsen in response to higher than expected inflation, hawkish response from central banks, and continued geopolitical risks, the Fund has continued to diversify across strategies and reduce its overall directionality. Given the level of uncertainty in markets, the Fund has reduced tracking error by adding to more defensive positions and incorporating more investment styles, but has not yet taken an overly defensive stance. At the start of the fourth quarter, the Fund’s estimated tracking error to the benchmark is as low as it has been in recent years (below 2%) and its betas to global equities and credit are matching those estimates for our benchmark at 0.23 and 0.40, respectively.

To accomplish these shifts, the Fund added to Global Macro and Relative Value positions, while reducing allocations to Equity Long/Short and Event Driven during the reporting period. Within strategies, reductions were made to fundamental and sector specific equity managers and rebalanced across discretionary macro and equity market neutral managers.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2022

	Inception Date of Fund	1 Year	5 Year	Since Inception
J.P. Morgan Access Multi-Strategy Fund, L.L.C.	April 6, 2004	(4.52%)	3.00%	2.48%

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest Confidential Private Placement Memorandum, the gross and net expense ratios for the Fund were 6.90% and 6.89% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 6, 2004.

The graph illustrates comparative performance for $10,000 invested in the J.P. Morgan Access Multi-Strategy Fund, L.L.C. and the HFRI Funds of Funds Diversified Index from October 1, 2012 to September 30, 2022.

The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the HFRI Funds of Funds Diversified Index is provided for illustrative purposes only. The securities comprising the Index may have substantially different characteristics than investments held by the Fund and the Index does not represent the strategy of the Fund. Comparisons to the Index have limitations because

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Fund Commentary (Unaudited) (continued)

the Index has volatility, asset composition and other material characteristics that may differ from the Fund. Although the performance of the Index reflects the returns of constituent hedge funds, net of expenses, the Index itself is unmanaged and no expenses are deducted at the Index level. The performance of the Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable. Index performance information is as of September 30, 2022 unless otherwise indicated. Indices returns may be estimates and subject to change without notice. The HFRI Funds of Funds Diversified Index may reflect estimated returns for up to four months. Because of these estimates, the performance of the Index should not be relied upon as an accurate measure of comparison and should not be relied upon in making an investment decision with respect to the Fund.

HFRI Funds of Funds Diversified Index is a widely used hedged fund benchmark. Fund of Funds classified as ‘Diversified’ exhibit one or more of the following characteristics: invests in a variety of strategies among multiple managers; historical annual return and/or a standard deviation generally similar to the HFRI Fund of Fund Composite index; demonstrates generally close performance and returns distribution correlation to the HFRI Fund of Fund Composite Index. A fund in the HFRI Fund of Funds Diversified Index tends to show minimal loss in down markets while achieving superior returns in up markets. The Index definition can be found at www.hedgefundresearch.com.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments

September 30, 2022

(Unaudited)

Investment Funds (a)	Cost ($)	Value ($)	% of Members’ Capital		Liquidity (b)

Event Driven
Antara Capital Onshore Fund LP (c)	7,750,000	6,549,191	2.87		Quarterly
HG Vora Special Opportunities Fund, L.P. (c)	9,867,069	10,760,750	4.72		Quarterly
PSAM WorldArb Partners, L.P. (c)	5,100,000	4,550,611	2.00		Quarterly
Sculptor Domestic Partners II, LP	8,270,488	7,953,592	3.49		Quarterly
Third Point Partners Qualified, L.P. (c)	5,946,291	7,907,126	3.47		Quarterly
Varde Credit Partners (Offshore), Ltd. (c)	7,246,873	7,717,492	3.39		Quarterly

Total	44,180,721	45,438,762	19.94

Long/Short Equities
BlackRock Emerging Frontiers Fund, Ltd. (c)	7,600,000	9,661,528	4.24		Monthly
Coatue Qualified Partners, L.P. (c)	3,456,078	6,681,215	2.93		Quarterly
Echo Street GoodCo New World, LP (c)	3,850,000	2,942,970	1.29		Quarterly
Echo Street Goodco Select, LP (c)	6,283,612	6,095,070	2.68		Monthly
Lakewood Capital Partners, L.P. (c)	7,204,182	7,074,271	3.11		Quarterly
Redmile Capital Fund LP (c)	7,850,000	6,047,029	2.65		Quarterly
RTW Onshore Fund One, LP (c)	3,800,000	2,263,846	0.99		Quarterly
Two Sigma China Core Equity Fund, LP (c)	6,300,000	4,693,497	2.06		Monthly

Total	46,343,872	45,459,426	19.95

Opportunistic/Macro
Brevan Howard, L.P. (c)	10,786,428	17,417,402	7.65		Monthly
D.E. Shaw Oculus Fund, LLC (c)	12,168,134	25,921,828	11.38		Quarterly
Kirkoswald Global Macro Fund LP (c)	10,500,000	13,106,517	5.75		Quarterly

Total	33,454,562	56,445,747	24.78

Relative Value
Aristeia Partners, L.P. (c)	2,600,000	2,645,170	1.16		Quarterly
D.E. Shaw Composite Fund, LLC	14,580,327	35,310,987	15.50		Quarterly
Galton Agency MBS Offshore Fund, Ltd. (c)	7,005,164	6,589,720	2.89		Monthly
King Street Capital, L.P. (c)	82,342	129,835	0.06		Side Pocket*
LibreMax Partners, L.P. (c)	2,406,289	2,397,235	1.05		Quarterly
Magnetar Capital Fund, L.P.	1,154	1,024	0.00	(d)	Side Pocket*
Magnetar Risk Linked Fund (US), Ltd.	116,513	36,903	0.02		In Liquidation**
Magnetar SPV, LLC	325	—	0.00	(d)	In Liquidation**
Mariner Atlantic Multi-Strategy Fund, L.P. (c)	2,500,000	2,571,184	1.13		Quarterly
SPF Securitized Products Fund L.P. (c)	3,550,000	4,068,686	1.78		Quarterly
Two Sigma Spectrum US Fund, L.P. (c)	15,035,201	21,682,580	9.52		Quarterly

Total	47,877,315	75,433,324	33.11

Total Investments in Investment Funds	171,856,470	222,777,259	97.78

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Schedule of Investments (continued)

September 30, 2022

(Unaudited)

Registered Investment Companies	Cost ($)	Value ($)	% of Members’ Capital	Liquidity

Short-Term Investment
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 2.70% (e),(f)	2,866,650	2,866,650	1.26	Daily

Total Investments in Registered Investment Companies	2,866,650	2,866,650	1.26

Total Investments	174,723,120	225,643,909	99.04

Other Assets, less Liabilities		2,197,536	0.96

Members’ Capital		227,841,445	100.00

(a)	Non-income producing investments.
(b)	Certain funds (except registered investment companies) may be subject to an initial lock-up period, as described in Note 1 of the financial statements.
(c)	Partially or wholly held in a pledged account by the Custodian as collateral for existing line of credit. The aggregate value of collateral pledged for the line of credit is $179,474,753.
(d)	Amount rounds to less than 0.005%.
(e)

Investment in affiliate. The Fund holds 2,866,650 shares in the JPMorgan U.S. Government Money Market Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)	The rate shown is the current yield as of September 30, 2022.
*	A side pocket is an account within the Investment Fund that has additional restrictions on liquidity.
**

The Investment Fund is in the process of ceasing its operations or has created a special purpose vehicle to handle the orderly disposition of the underlying assets, which may result in J.P. Morgan Access Multi-Strategy Fund, L.L.C.’s delayed receipt of redemption proceeds.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

September 30, 2022

(Unaudited)

Assets

Investments in non-affiliates, at value (cost $171,856,470)	$222,777,259
Investments in affiliates, at value (cost $2,866,650)	2,866,650
Receivable for Investment Funds sold	11,002,650
Investments paid in advance (see Note 2c)	5,750,000
Prepaid expenses	104,262
Dividend receivable from affiliates	5,144

Total assets	242,505,965

Liabilities
Tender offer proceeds payable	9,374,168
Loan payable (see Note 4)	4,000,000
Professional fees payable	624,222
Management Fee payable	396,096
Contributions received in advance (see Note 6)	133,000
Administration Fee payable	51,717
Credit facility fees payable	7,750
Interest payable	1,776
Other accrued expenses	75,791

Total liabilities	14,664,520

Members’ Capital	$227,841,445

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Operations

For the six months ended September 30, 2022

(Unaudited)

Investment income
Dividend income from affiliates	$32,008

Total investment income	32,008

Expenses
Management Fee (see Note 3)	1,205,144
Professional fees	280,204
Administration Fee (see Note 3)	156,669
Fund accounting and custodian fees	148,976
Credit facility fees (see Note 4)	92,274
Insurance	54,576
Investor servicing fees	39,138
Interest (see Note 4)	35,230
Directors’ and Chief Compliance Officer’s fees	28,748
Other	40,513

Total expenses	2,081,472

Less: Waivers and/or expense reimbursements (see Note 3)	(5,144)

Net expenses	2,076,328

Net investment income (loss)	(2,044,320)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments in non-affiliates	(613,854)
Payments by affiliates (see Note 3)	312,339

Net realized gain (loss)	(301,515)
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	(6,222,154)

Net realized and unrealized gain (loss)	(6,523,669)

Net increase (decrease) in Members’ Capital resulting from operations	$(8,567,989)

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statements of Changes in Members’ Capital

For the six months ended September 30, 2022 (Unaudited)

	Managing Member*	Other Members	Total

From investment activities

Net investment income (loss)	$–	$(2,044,320)	$(2,044,320)
Net realized gain (loss)	–	(301,515)	(301,515)
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	(6,222,154)	(6,222,154)
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	(8,567,989)	(8,567,989)

From Members’ Capital transactions
Capital contributions	–	5,194,217	5,194,217
Repurchase fee	–	454	454
Capital repurchases	–	(14,418,577)	(14,418,577)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(9,223,906)	(9,223,906)

Net change in Members’ Capital	–	(17,791,895)	(17,791,895)

Members’ Capital at beginning of period	–	245,633,340	245,633,340

Members’ Capital at end of period	$–	$227,841,445	$227,841,445

For the year ended March 31, 2022

	Managing Member*	Other Members	Total

From investment activities

Net investment income (loss)	$–	$(4,223,400)	$(4,223,400)
Net realized gain (loss) from investments in non-affiliates	–	8,485,125	8,485,125
Net change in unrealized appreciation (depreciation) on investments in non-affiliates	–	2,055,482	2,055,482
Distributions of capital gains received from investment companies non-affiliates	–	–	–

Net increase (decrease) in Members’ Capital resulting from operations	–	6,317,207	6,317,207

From Members’ Capital transactions
Capital contributions	–	17,368,000	17,368,000
Repurchase fee	–	2,808	2,808
Capital repurchases	–	(24,580,093)	(24,580,093)

Net increase (decrease) in Members’ Capital resulting from capital transactions	–	(7,209,285)	(7,209,285)

Net change in Members’ Capital	–	(892,078)	(892,078)

Members’ Capital at beginning of year	–	246,525,418	246,525,418

Members’ Capital at end of year	$–	$245,633,340	$245,633,340

*	MSFMM, Inc. is the Fund’s Managing Member and has a capital contribution of less than $1 in the Fund.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Statement of Cash Flows

For the six months ended September 30, 2022

(Unaudited)

Cash flows from operating activities

Net increase (decrease) in Members’ Capital resulting from operations	$(8,567,989)
Adjustments to reconcile net decrease in Members’ Capital resulting from operations to net cash provided by operating activities:
Purchases of non-affiliated Investment Funds and registered investment companies	(16,250,000)
Sales of non-affiliated Investment Funds and registered investment companies	24,465,571
Sales of short-term investments in affiliates, net	1,643,862
Payments by affiliates	(312,339)
Net realized (gain) loss from investments in non-affiliates	613,854
Net change in unrealized (appreciation) depreciation on investments in non-affiliates	6,222,154
Decrease in other receivables	400
Decrease in prepaid expenses	63,507
Increase in dividend receivable from affiliates	(4,937)
Decrease in credit facility fees payable	(350)
Increase in Administration Fee payable	24,302
Increase in interest payable	139
Increase in Management Fee payable	185,676
Increase in professional fees payable	24,114
Increase in other accrued expenses	11,188

Net cash provided by operating activities	8,119,152

Cash flows from financing activities

Capital contributions, including change in contributions received in advance	2,530,217
Capital redemptions, including change in tender offer proceeds payable	(13,100,169)
Proceeds from loan payable	9,500,000
Repayment of loan payable	(7,050,000)

Net cash used in financing activities	(8,119,952)

Net decrease in cash and cash equivalents	(800)

Cash at beginning of period	800

Cash at end of period	$–

Supplemental disclosure of cash flow information

Cash paid during the period for interest	$35,091

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Financial Highlights

Ratios and other Financial Highlights

The following represents the ratios to the other Members’ Capital and other financial highlights information for Members’ Capital other than the Managing Member and Special Member.

	For the six months ended September 30, 2022 (Unaudited)

		Years Ended March 31,
		2022	2021	2020	2019	2018

Total return	(3.44%) (a) (b)	2.53%	18.06%	(2.98%)	0.74%	4.75%

Ratios to the other Members’ Capital:

Expenses, before waivers	1.73% (c)	1.68%	1.67%	1.69%	1.67%	1.64%
Expenses, net of waivers	1.72% (c)	1.67%	1.66%	1.68%	1.66%	1.63%

Net investment income (loss), before waivers	(1.71%) (c)	(1.68%)	(1.67%)	(1.49%)	(1.34%)	(1.48%)
Net investment income (loss), net of waivers	(1.70%) (c)	(1.67%)	(1.66%)	(1.48%)	(1.33%)	(1.47%)

Portfolio turnover rate	4.40% (a)	15.49%	22.17%	26.72%	38.58%	27.45%

Members’ Capital applicable to other Members	$227,841,445	$245,633,340	$246,525,418	$246,595,276	$316,679,890	$403,719,333

The above ratios and total returns are calculated for other Members taken as a whole. An individual investor’s return may vary from these returns based on the timing of capital contributions and performance allocation, if any.

The above expense ratios do not include the expenses from the investment funds and affiliated money market fund. However, total returns take into account all expenses.

(a)	Not annualized.

(b)	The total return would have been (3.57%) had the Investment Manager not made a payment of $312,339 to the Fund related to an operational error (see Note 3).

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited)

1. Organization

J.P. Morgan Access Multi-Strategy Fund, L.L.C. (the “Fund”) was organized as a limited liability company on April 6, 2004 under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund’s investment objective is to generate consistent capital appreciation over the long term, with relatively low volatility and a low correlation with traditional equity and fixed-income markets. The Fund will seek to accomplish this objective by allocating its assets primarily among professionally selected investment funds (collectively, “Investment Funds” and each individually, “Investment Fund”) that are managed by experienced third-party investment advisers (“Portfolio Managers”) who invest in a variety of markets and employ, as a group, a range of investment techniques and strategies. There can be no assurance that the Fund will achieve its investment objective.

The following is a description of strategies used by third-party investment advisers:

Event Driven – Invests in securities of companies in financial difficulty, reorganization or bankruptcy, involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy, nonperforming and sub-performing bank loans, and emerging market debt. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Long/Short Equities – Makes long and short investments in equity securities that are deemed by the Portfolio Managers to be under or overvalued. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

Opportunistic/Macro – Invests in a wide variety of instruments using a broad range of strategies, often assuming an aggressive risk posture, typically with low correlations to other strategies. This strategy uses a combination of macro-economic models and fundamental research to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Investment Funds within this strategy are generally subject to 60-90 day redemption notice periods.

Relative Value – Makes simultaneous purchases and sales of similar securities to exploit pricing differentials or have long exposure in non-equity oriented beta opportunities (such as credit). Different relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, yield curve arbitrage and basis trading. Investment Funds within this strategy are generally subject to 30-90 day redemption notice periods and may have lock-up periods of up to one year.

J.P. Morgan Private Investments Inc. (“JPMPI”), a corporation formed under the laws of the State of Delaware and an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), acts as Investment Manager (the “Investment Manager”) and Administrator (the “Administrator”), and is responsible for the day-to-day management of the Fund, subject to policies adopted by the Board of Directors (the “Board”).

MSFMM, Inc., an entity established by Intertrust Group B.V., serves as the managing member of the Fund (the “Managing Member”).

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

1. Organization (continued)

The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

2. Significant Accounting Policies

a. Use of Estimates

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members’ capital (“Members’ Capital”) from operations during the reporting period. Actual results could differ from those estimates.

b. Valuation of Investments

The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below. The Fund values its investments in Investment Funds at fair value. Fair value as of each month-end ordinarily is the net asset value (“NAV”) determined as of such month-end for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation.

The Administrator has established the J.P. Morgan Access Multi-Strategy Funds’ Valuation Committee (“VC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The VC oversees and carries out the policies for the valuation of investments held in the Fund as described in detail below. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the VC and the Board.

On a monthly basis, the NAV is used to determine the fair value of all underlying investments which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s interest were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Administrator believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Administrator would determine the fair value of such Investment Fund

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time. Considerable judgment is required to interpret the factors used to develop estimates at fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Fund when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Fund, and a review of market inputs that may be expected to impact the performance of a particular Investment Fund. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

Some of the Investment Funds may invest all or a portion of their assets in investments which may be illiquid. Some of these investments are held in “side pockets,” sub funds within the Investment Funds, which provide for their separate liquidation potentially over a much longer period than the liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund which maintains investments in a side pocket arrangement or which holds substantially all of its assets in illiquid investments, the Fund might not be able to fully liquidate its investment without considerable delay. In such cases, the value of its investment could fluctuate during the period until the Fund is permitted to fully liquidate its interest in the Investment Funds.

Investments in affiliated and non-affiliated registered investment companies are valued at such fund’s NAV per share as of the valuation date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments or other significant observable inputs.

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

b. Valuation of Investments (continued)

The Fund’s investments in affiliated and non-affiliated registered investment companies, as disclosed on the Schedule of Investments, are designated as Level 1.

As of September 30, 2022, Investment Funds with a fair value of $222,777,259 have not been categorized in the fair value hierarchy as the Investment Funds were measured using the NAV per share as a practical expedient.

c. Investments Paid in Advance

Investments paid in advance represent cash which has been sent to Investment Funds prior to September 30, 2022, but the investment is not effective until October 1, 2022. At September 30, 2022, the Fund made the following commitment to purchase Investment Funds:

Investment Fund	Amount
North Rock Fund, L.P.*	$ 5,750,000

Total	$ 5,750,000

*	The Investment Fund utilizes the Long/Short Equities strategy subject to 90 day redemption notice period and has monthly liquidity.

d. Distributions from Investments

Distributions received from Investment Funds or affiliated and non-affiliated investment companies whether in the form of cash or securities, are applied as a reduction of the investment’s cost when identified as a return of capital. Once the investment’s cost is received, any further distributions are recognized as realized gains.

e. Investment Transactions with Affiliates

The Fund invested in affiliated investment companies which are advised by J.P. Morgan Investment Management Inc. (“JPMIM”) or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Affiliated investment companies’ distributions may be reinvested into the affiliated investment companies. Reinvestment amounts are included in the purchase cost amounts in the table below.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

e. Investment Transactions with Affiliates (continued)

Security Description	Value at March 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at September 30, 2022	Shares at September 30, 2022	Dividend Income	Capital Gain Distributions

JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 2.70% (a)	$4,510,512	$29,383,010	$(31,026,872)	$ -	$ -	$2,866,650	2,866,650	$32,008	$ -

(a) The rate shown is the current yield as of September 30, 2022.

f. Income Recognition and Security Transactions

Distributions of net investment income and realized capital gains from Investment Funds or affiliated and non-affiliated investment companies, if any, are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund. All changes in the value of the Investment Funds and non-affiliated investment companies are included in Net change in unrealized appreciation (depreciation) on investments in non-affiliates on the Statement of Operations.

g. Fund Expenses

The Fund bears all expenses incurred in its business other than those that the Investment Manager assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to members (the “Members”); and other types of expenses as may be approved from time to time by the Board.

The Fund invests in Investment Funds and affiliated and non-affiliated investment companies, and, as a result, bears a portion of the expenses incurred by these investments. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to the other Members’ Capital shown in the Financial Highlights. Certain expenses incurred indirectly through investment in an affiliated money market fund are waived by JPMPI as the Fund’s adviser and/or administrator as described in Note 3.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

2. Significant Accounting Policies (continued)

h. Income Taxes

The Fund intends to operate and has elected to be treated as a partnership for Federal income tax purposes. Accordingly, no provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually responsible to report on its own tax return its distributive share of the Fund’s taxable income or loss.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the Fund level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expense will significantly change in the next twelve months. Management’s conclusions regarding tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of September 30, 2022, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

i. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848), Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management expects that the adoption of this guidance will not have a material impact on the Fund’s financial statements.

3. Management Fee, Related Party Transactions and Other

The Fund has entered into an investment management agreement with the Investment Manager. In consideration of the advisory services provided by the Investment Manager to the Fund, the Fund pays the Investment Manager a management fee at an annual rate of 1.00% (the “Management Fee”), payable monthly at the rate of 1/12 of 1.00% of the month-end capital account balance of each Member, before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. The Management Fee is an expense paid out of the Fund’s assets. The Management Fee is paid monthly in arrears within 30 days of the calculation of the Fund’s month-end Members’ Capital of each month. For the six months ended September 30, 2022, the Management Fee earned by JPMPI totaled $1,205,144.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

3. Management Fee, Related Party Transactions and Other (continued)

Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee (the “Administration Fee”) paid monthly at the annual rate of 0.13% of the Fund’s month-end Members’ Capital before giving effect to repurchases or Repurchase Fees (if any, as defined in Note 6), but after giving effect to the Fund’s other expenses. For the six months ended September 30, 2022, the Administration Fee earned by JPMPI totaled $156,669.

The Investment Manager and the Administrator have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, other than certain money market fund fees as described below, dividend and interest expenses on securities sold short, interest, brokerage commissions, taxes, expenses related to litigation and potential litigation, expenses related to director election and extraordinary expenses not incurred in the ordinary course of the Fund’s business) exceed 1.92% on an annualized basis of the Fund’s Members’ Capital as of the end of each month. This expense limitation agreement is in effect until August 1, 2023. Under this agreement, none of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years. There were no fees waived pursuant to this agreement during the six months ended September 30, 2022.

The Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). JPMPI as the Fund’s adviser and/or administrator has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the net fees JPMIM collects from the affiliated money market funds on the Fund’s investment in such money market funds. The amount of waivers resulting from investments in the affiliated money market funds for the six months ended September 30, 2022 was $5,144 paid by JPMPI. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Entities may be retained by the Fund to assist in the placement of interests. These entities (“Placement Agents”), which may include the Investment Manager and its affiliates, will generally be entitled to receive a placement fee of up to 2.0% of the invested amount from each investor purchasing an interest through a Placement Agent. The placement fee will be added to a prospective investor’s subscription amount; it will not constitute a capital contribution made by the investor to the Fund, nor will it be included as part of the assets of the Fund. The placement fee may be adjusted or waived at the sole discretion of the Placement Agent.

During the six months ended September 30, 2022, the Investment Manager made a payment of $312,339 to the Fund related to an operational error.

Certain officers of the Fund are affiliated with the Investment Manager and the Administrator. Such officers receive no compensation from the Fund for serving in their respective roles.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

4. Line of Credit

The Fund has a committed line of credit with Credit Suisse International in the amount of $38 million and from time to time may borrow cash under the credit agreement. Interest charged on borrowings, which is calculated on any outstanding loan balance, and based on a Secured Overnight Financing Rate (“SOFR”) based rate, is payable on a monthly basis. The Fund also pays a monthly fee on the unused amount of the line of credit. The Fund had an outstanding loan balance in the amount of $4,000,000 on this line of credit as of September 30, 2022. This agreement terminates on May 24, 2023.

During the six months ended September 30, 2022, the Fund had borrowings under the credit agreement as follows:

Average Daily Loan Balance*	Weighted Average Interest Rate	Interest Expense**	Number of Days Borrowings Were Outstanding	Credit Facility Fee**
$5,084,677	4.02%	$35,230 §	62	$92,274 §

*	For the days borrowings were outstanding.
**	For the six months ended September 30, 2022.
§	Interest expense and credit facility fees incurred for the six months ended September 30, 2022 are included in the Statement of Operations.

The Fund is required to pledge cash or securities as collateral to Credit Suisse International in an amount equal to a certain percentage of the available line of credit. Securities segregated as collateral are denoted on the Schedule of Investments.

5. Security Transactions

During the six months ended September 30, 2022, purchases and sales of investments (excluding short-term investments) amounted to $10,500,000 and $32,979,204, respectively.

At September 30, 2022, the estimated cost of investments for Federal income tax purposes was $232,125,800. Accordingly, gross unrealized appreciation on investments was $60,369,162 and gross unrealized depreciation was $66,851,053, resulting in net unrealized depreciation of $6,481,891. The estimated cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on their respective Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the tax year ended December 31, 2021; therefore, the tax basis cost of investments as of September 30, 2022 is estimated based on information available, and will not be finalized by the Fund until after the fiscal year end.

6. Contributions, Redemptions, and Performance Allocation

Generally, initial and additional contributions for Interests (“Interests”) by eligible investors may be accepted at such times as the Fund may determine. The Fund reserves the right to reject any contributions for Interests in

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

6. Contributions, Redemptions, and Performance Allocation (continued)

the Fund. The initial acceptance for contributions for Interests was April 1, 2004 (the “Initial Closing Date”). After the Initial Closing Date, the Fund generally accepts contributions for Interests as of the first day of each month at the Fund’s then current NAV. At September 30, 2022, the Fund received $133,000 in contribution proceeds in advance of the October 1, 2022 contribution date, which included Repurchase Fees, if any as defined below, related to repurchase of Members’ Interests at September 30, 2022. This amount is included in the Statement of Assets, Liabilities and Members’ Capital.

The Fund from time to time may offer to repurchase Interests pursuant to written tenders by Members. These repurchases will be made at such times, and in such amounts, and on such terms as may be determined by the Board, in its sole discretion. The Investment Manager expects to typically recommend to the Board that the Fund offer to repurchase Interests from Members of up to 35% of the Fund’s Members’ Capital quarterly, effective as of the last day of March, June, September, and December, although such recommendation may be less than or greater than 35%. A 1.5% repurchase fee (the “Repurchase Fee”) payable to the Fund will be charged for repurchases of Members’ Interests at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of its Interests. For the six months ended September 30, 2022, the Fund earned Repurchase Fees of $454, which is included on the Statements of Changes in Members’ Capital.

At the end of each Allocation Period of the Fund, any net capital appreciation or net capital depreciation of the Fund (both realized and unrealized), as the case may be, is allocated to the capital accounts of all of the Members (including the Special Member and the Managing Member) in proportion to their respective opening capital account balances for such Allocation Period. The initial “Allocation Period” began on the Initial Closing Date, with each subsequent Allocation Period beginning immediately after the close of the preceding Allocation Period. Each Allocation Period closes on the first to occur of (1) the last day of each month, (2) the date immediately prior to the effective date of (a) the admission of a new Member or (b) an increase in a Member’s capital contribution, (3) the effective date of any repurchase of Interests, or (4) the date when the Fund dissolves.

7. Risk Exposure

In the normal course of business, the Investment Funds trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short-selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Fund’s risk of loss in these Investment Funds is limited to the value of the Fund’s investments in the Investment Funds.

In pursuing its investment objectives, the Fund invests in Investment Funds that are not registered under the 1940 Act. These Investment Funds may utilize diverse investment strategies, which are not generally managed against traditional investment indices. The Investment Funds selected by the Fund will invest in actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Such risks arise from the volatility of the equity, fixed income, commodity and currency markets, leverage both on and off balance sheet associated with borrowings, short sales and derivative instruments, the potential illiquidity of certain instruments including emerging markets, private transactions, derivatives, and counterparty and broker

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

7. Risk Exposure (continued)

defaults. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Investment Funds. The Investment Funds provide for periodic redemptions generally ranging from monthly to semi-annually, and may be subject to various lock-up provisions and early withdrawal fees.

Because of the Fund’s investment in the Investment Funds, the Fund indirectly pays a portion of the expenses incurred by the Investment Funds. As a result, a cost of investing in the Fund may be higher than the cost of investing in a fund that invests directly in individual securities and financial instruments.

The investments of the Investment Funds are subject to normal market fluctuations and other risks inherent in investing in securities and there can be no assurance that any appreciation in value will occur. The value of investments can fall as well as rise and investors may not realize the amount that they invest.

Although the Investment Manager will seek to select Investment Funds that offer the opportunity to have their shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Investment Funds will always be sufficient to meet redemption requests as, and when, made.

The Investment Manager may invest the Fund’s assets in Investment Funds that invest in illiquid securities and do not permit frequent withdrawals. Illiquid securities owned by Investment Funds are generally riskier than liquid securities because the Investment Funds may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Funds may cause Members to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance.

The Investment Funds may invest in the securities of foreign companies that involve special risks and considerations not typically associated with investing in U.S. companies. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies.

Because of the Fund’s investments in registered investment companies, the Fund indirectly pays a portion of the expenses incurred by these registered investment companies. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the registered investment companies’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the registered investment companies may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

7. Risk Exposure (continued)

investments in other types of securities. Specific risks and concentrations present in the registered investment companies are disclosed within their individual financial statements and registration statements, as appropriate since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to economic results of those issuing the securities.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

Notes to Financial Statements September 30, 2022 (Unaudited) (continued)

7. Risk Exposure (continued)

associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

8. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

9. Concentrations

As of September 30, 2022, all members of the Fund are clients of an affiliate of the Investment Manager, whose holdings collectively represented all of the Fund’s Members’ Capital. Significant Member transactions, if any, may impact the Fund’s performance.

10. Subsequent Events

The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that need disclosure.

J.P. Morgan Access Multi-Strategy Fund, L.L.C.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-212-464-2070, and (ii) on the Commission’s website at http://www.sec.gov.

(b)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	J.P. Morgan Access Multi-Strategy Fund, L.L.C.

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	12/2/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary E. Savino
Mary E. Savino
Principal Executive Officer

Date	12/2/22

By (Signature and Title)*	/s/ Gregory R. McNeil
Gregory R. McNeil
Principal Financial Officer

Date	December 2, 2022

* Print the name and title of each signing officer under his or her signature.